Fair Value Measures and Disclosures	3 Months Ended
Sep. 30, 2011
Fair Value Measures and Disclosures
Fair Value Disclosures [Text Block]
12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC 820-10 requires that an entity disclose the fair value of financial instruments for which it is practicable to estimate the value. The Company considers the carrying value of certain financial instruments on the balance sheets, including cash, accounts receivable, and other assets to be reasonable estimates of fair value. At September 30, 2011 and December 31, 2010, the carrying amount of the Company’s liabilities for corporate borrowings and other obligations was $1,934,767 and $1,942,622, respectively, and the fair value was estimated to be approximately $155,000 and $124,000, respectively. These amounts are based on the present value of estimated future cash outflows which is discounted based on the risk of nonperformance due to the uncertainty of the Company’s ability to continue as a going concern.